SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 11, 2004


                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


          Minnesota                     0-8141                   41-0835746
          ---------                     ------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                     5101 Shady Oak Road
                    Minnetonka, Minnesota                         55343
                    ---------------------                         -----
          (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000



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Item 7.           Financial Statements, Schedules and Exhibits
------            --------------------------------------------

                  (a) and (b) not applicable

                  (c)Exhibits:
                     --------


     Exhibit
       No.                             Description
       --                              -----------

       99           News release issued by Norstan, Inc. on February 11, 2004

Item 12.          Results of Operations and Financial Condition
-------           ---------------------------------------------

     On February 11, 2004, Norstan, Inc. issued a news release announcing that the Board of Directors has named Robert J. Vold as Senior Vice President and Chief Financial Officer. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORSTAN, INC.

                                           By: /s/  Scott G. Christian
                                               -----------------------
                                                    Scott G. Christian
                                           President and Chief Executive Officer

Dated:  February 11, 2004

        Exhibit
        Number           Description
        ------           -----------

          99       Press release dated February 11, 2004 issued by Norstan, Inc.